Exhibit 99.4

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Progress Residential Master Trust

7500 North Dobson Road, Suite 300

Scottsdale, AZ 85256

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Progress Residential Master Trust (the “Company,” as the engaging party), Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Nomura Securities International, Inc., Pretium Securities, LLC, and RBC Capital Markets, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets (the “Properties”) included in the Final Data Tape (as defined below) with respect to the Progress Residential 2026-SFR2 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the Properties included in the Final Data Tape.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, for Procedure 1, the Specified Parties agreed on a sample size of 561 Properties (the “Sample Properties”), which the Specified Parties instructed us to randomly select from the pool of 2,156 Properties in the Final Data Tape (as defined below) identified by the Company as being the Properties that will collateralize the Transaction. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Final Data Tape based on the sample size and results of the procedures performed.

In connection with the Transaction, for Procedure 3, the Specified Parties instructed that the procedures be performed on the entire pool of Properties in the Final Data Tape identified by the Company as being the Properties that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

www.pwc.com	PricewaterhouseCoopers LLP 300 Madison Avenue, New York, New York 10017 (646) 471-3000

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party, for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•	the conformity of the Properties to stated underwriting standards, criteria or other requirements;
•	the existence of the Properties;
•	the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the Properties or collateral securing such assets or any obligations on the Properties or collateral securing such assets;
•	the value of the Properties; and
•	the compliance of the purchaser of the Properties with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	the interpretation of Transaction documents (including, but not limited to, the Loan Agreement or other offering documents) included in connection with our procedures;
(ii)	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	the reasonableness of any of the methodologies or assumptions provided by the Responsible Party; and/or
(iv)	the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Final Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the applicable “Tolerance Level” stated in Exhibit 1 of this AUP Report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

  The phrase “compared” refers to the comparison of one or more Specified Attributes in the Final Data Tape to Source Documents or Supplemental Data Files.

  The phrase “recalculated” refers to a recalculation of one of more Specified Attributes using a prescribed methodology.

  The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided “Tolerance Level” stated in Exhibit 1.

  The phrase “Property Cut-Off Date” refers to January 31, 2026.

  The phrase “Data Room” refers to the room “PROG 2026-SFR2 (21-3 Refi)” in ProDeal, used by the Company to store the Source Documents used for the purposes of our procedures.

  The phrase “Lease Review Date” refers to information provided by the Company on March 6, 2026.

  The phrase “Sample Lease Attributes” collectively refers to the Date of Lease Start, Date of Lease End, and $ Rent (Per Month) data attributes.

  The phrase “Specified Attributes” refers to the Sample Lease Attributes and the data fields listed in Exhibit 2. These Specified Attributes were selected by the Specified Parties for our procedures.

The “Data Files” refer to the following files provided to us by the Company:

  A Microsoft Excel (“Excel”) file labeled “PROG 2026-SFR2 (21-3 Refi) Tape_1.31.26_v4_Tape.xlsx”, containing the Specified Attributes and other data attributes as of the Property Cut-Off Date for the pool of Properties identified by the Company as being the Properties that will collateralize the Transaction (the “Final Data Tape”);

  Electronic data files containing the resident ledgers from the Company’s property management system showing the transaction history of the Month-to-Month Sample Properties (as defined below) for the month of January 2026 (the “MTM Support File”);

  Certain lease documents relating to the Properties that were made available in the Data Room or via email, as applicable (the “Source Documents”); and

  The following Excel files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”), listed and defined as follows:
o	An Excel file labeled “PROG 2026-SFR2 (21-3 Refi) BPO Order_2.26.26_v1 - Tie Out Report 03.12.26.xlsx” (the “BPO Results File”); and
o	An Excel file labeled “PROG 2026-SFR2_Accounting Detail_v3.xlsx” (the “Accounting Detail File”).

Procedures Performed

Procedure 1	For each of the Sample Properties, using the information, instruction, and assumptions provided by the Company as listed in Exhibit 1, we compared the Sample Lease Attributes as of the Property Cut-Off Date, as shown in the Final Data Tape, to the corresponding information in the applicable Source Documents provided by the Company as of the Lease Review Date. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Lease Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the applicable “Tolerance Level” stated in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Lease Attributes in the Final Data Tape for the Sample Properties to the Source Documents and found them to be in agreement.

Procedure 2	In the Final Data Tape, we identified 14 Properties where the MTM data attribute was equal to “Y”. Of these 14 Properties, 5 of the Properties (the “Month-to-Month Sample Properties”) were part of the Sample Properties. Using the MTM Support File provided by the Company, the Final Data Tape, and the methodology provided by the Company, we observed for each Month-to-Month Sample Property:

a)	the Occupancy data attribute was equal to “Occupied” in the Final Data Tape;

b)	the Date of Lease End Sample Lease Attribute was prior to the Property Cut-Off Date in the Final Data Tape; and

c)	as indicated in the MTM Support File, the tenant had been charged and paid rent for the month of January 2026, or if rent was unpaid, the Delinquent? data attribute was equal to “Y” in the Final Data Tape.

Based on the procedure performed, we found the MTM data attribute shown in the Final Data Tape to be in agreement for the Month-to-Month Sample Properties.

Procedure 3	Using the information, instruction, and assumptions provided by the Company, for each of the Properties represented in the Final Data Tape, we performed the respective procedures for the data fields listed in Exhibit 2. The Company provided the Final Data Tape, the Supplemental Data Files, and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

In performing this procedure, we received one or more preliminary data files and performed certain procedures as set forth in Exhibit 2. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate.

We performed this procedure in the Final Data Tape, and we either (i) compared the information in the Final Data Tape to the Supplemental Data Files, as applicable or (ii) compared the recalculated values to the corresponding values in the Final Data Tape, as applicable, and, in each case, found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the Properties in the Final Data Tape. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2026

Exhibit 1

Sample Lease Attribute 1: Date of Lease Start

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start date and lease end date information provided in the applicable Source Document encompasses the Property Cut-Off Date. If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Property Cut-Off Date, and b) has the most recent lease start date on or prior to the Property Cut-Off Date.

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter with the most recent lease start date prior to the Property Cut-Off Date.

For Properties where the Occupancy data attribute equals “Occupied”, we compared the Date of Lease Start Sample Lease Attribute to information available in the Relevant Lease Agreement.

Sample Lease Attribute 2: Date of Lease End

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start date and lease end date information provided in the applicable Source Document encompasses the Property Cut-Off Date. If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Property Cut-Off Date, and b) has the most recent lease start date on or prior to the Property Cut-Off Date.

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter with the most recent lease start date prior to the Property Cut-Off Date.

For Properties where the Occupancy data attribute equals “Occupied”, we compared the Date of Lease End Sample Lease Attribute to information available in the Relevant Lease Agreement.

Sample Lease Attribute 3: $ Rent (Per Month)

Tolerance Level: +/- $30

Comparison Instructions:

For the purposes of this procedure, for Properties where the MTM data attribute equals “N”, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter in which the lease start date and lease end date information provided in the applicable Source Document encompasses the Property Cut-Off Date. If multiple documents are available that fit this definition, the Relevant Lease Agreement is the document that a) encompasses the Property Cut-Off Date, and b) has the most recent lease start date on or prior to the Property Cut-Off Date.

For Properties where the MTM data attribute equals “Y”, the “Relevant Lease Agreement” is the resident ledger, lease agreement, lease addendum, or lease renewal letter (in this order of priority) with the most recent lease start date prior to the Property Cut-Off Date.

For Properties where the Occupancy data attribute equals “Occupied,” we compared the $ Rent (Per Month) Sample Lease Attribute to information available in the Relevant Lease Agreement.

Exhibit 2

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Months Since Acquisition	Recalculate and compare	Recalculation: (Property Cut-Off Date - Acquisition Date) / 30, floored at 1	Final Data Tape (Acquisition Date)
Address (Street)	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Address)
City	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (City)
State	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (State)
MSA	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File (MSA)
Zip Code	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Zip)
Property Type	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Subject Property Type)	As instructed by the Company, a value of “SFA” in the BPO Results File was considered to be synonymous with “Townhouse” in the Final Data Tape. As instructed by the Company, a value of “SFD” in the BPO Results File was considered to be synonymous with “Single Family” in the Final Data Tape.
Condo	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Subject Property Type)
Pool?	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Subject Pool)

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Total Investment Basis	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File (Total Investment Basis)
Original Length of Lease (months)	Recalculate and compare	Recalculation: (Date of Lease End - Date of Lease Start) / 30	Final Data Tape (Date of Lease End; Date of Lease Start; Occupancy)	For Vacant Properties, the Original Length of Lease (months) Specified Attribute was recalculated as zero. The result of this recalculation was rounded to the nearest integer.
BPO Value	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Reviewer's Recommended AS-IS SALE)
Most Recent BPO Date	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Effective Date)	The date in the BPO Results File was rounded to the nearest integer.
Contractual Rent (Annual)	Recalculate and compare	Recalculation: $ Rent (Per Month) * 12	Final Data Tape ($ Rent (Per Month); Occupancy)	For Vacant Properties, the Contractual Rent (Annual) Specified Attribute was recalculated as zero.
Gross Potential Rent (Annual)	Recalculate and compare	Recalculation: $ Rent (Per Month) * 12	Final Data Tape ($ Rent (Per Month))
Miscellaneous Other Income	Recalculate and compare	Recalculation: (Gross Potential Rent (Annual) - Underwritten Vacancy) * 2%	Final Data Tape (Gross Potential Rent (Annual); Underwritten Vacancy)
Total Annual Gross Revenue	Recalculate and compare	Recalculation: Gross Potential Rent (Annual) + Miscellaneous Other Income	Final Data Tape (Gross Potential Rent (Annual); Miscellaneous Other Income)
Underwritten Vacancy	Recalculate and compare	Recalculation: Gross Potential Rent (Annual) * 7%	Final Data Tape (Gross Potential Rent (Annual))
Real Estate Taxes	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File (Real Estate Taxes)
Property Management Fee	Recalculate and compare	Recalculation: (Gross Potential Rent (Annual) - Underwritten Vacancy) * 7%	Final Data Tape (Gross Potential Rent (Annual); Underwritten Vacancy)
HOA Fees	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File (HOA Fees)

Data Field	Procedure	Recalculation Methodology	Data File(s)	Comments
Insurance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File (Insurance)
Repairs and Maintenance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File (Repairs & Maintenance)
Maintenance Turnover Costs	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File (Maintenance Turnover Costs)
Leasing and Marketing Costs	Recalculate and compare	Recalculation: (30% * Gross Potential Rent (Annual) / 12) + ((1 – 30%) * (Gross Potential Rent (Annual) / 12) * 35%)	Final Data Tape (Gross Potential Rent (Annual))
Other	Final Data Tape to Supplemental Data File electronic comparison	n/a	Accounting Detail File (Other Expenses)
Underwritten Net Cash Flow - Before Capex	Recalculate and compare	Recalculation: Total Annual Gross Revenue - Underwritten Vacancy - Real Estate Taxes - Property Management Fee - HOA Fees - Insurance - Repairs and Maintenance - Maintenance Turnover Costs - Leasing and Marketing Costs - Other	Final Data Tape (Total Annual Gross Revenue; Underwritten Vacancy; Real Estate Taxes; Property Management Fee; HOA Fees; Insurance; Repairs and Maintenance; Maintenance Turnover Costs; Leasing and Marketing Costs; Other)
Capex Reserve	Recalculate and compare	Recalculation: $750 per Property	n/a
Underwritten Net Cash Flow - After Capex	Recalculate and compare	Recalculation: Underwritten Net Cash Flow - Before Capex - Capex Reserve	Final Data Tape (Underwritten Net Cash Flow - Before Capex; Capex Reserve)

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